                                 THE GALAXY FUND
                                   ("GALAXY")

                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM
                            -------------------------

                                I. INTRODUCTION


          On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On May 25, 1995, the Board of Trustees of Galaxy authorized Galaxy to operate its multi-class distribution structure in compliance with Rule 18f-3. On October 10, 1995, Galaxy filed a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "Prior Plan"), which had been approved by the Board of Trustees of Galaxy on September 7, 1995, with the Commission. Prior to the filing of the Prior Plan, Galaxy operated a multi-class distribution structure pursuant to an exemptive order granted by the Commission on February 19, 1992. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Trustees of Galaxy on May 27, 1999, supersedes the Prior Plan and any subsequent Plans pursuant to Rule 18f-3 approved by the Board of Trustees of Galaxy prior to May 27, 1999.


                       II. ATTRIBUTES OF CLASSES
A.   GENERALLY


          EQUITY FUNDS

          Galaxy shall offer (a) five classes of shares -- Retail A Shares, Retail B Shares, A Prime Shares, B Prime Shares and Trust Shares -- in the Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Small Cap Value Fund, Asset Allocation Fund, Growth and Income Fund and Strategic Equity Fund, and (b) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the MidCap Equity Fund (each a "Fund" and collectively, the "Equity Funds").


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          BOND FUNDS

          Galaxy shall offer (a) five classes of shares -- Retail A Shares, Retail B Shares, A Prime Shares, B Prime Shares and Trust Shares -- in the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund and Tax-Exempt Bond Fund, and (b) two classes of shares -- Retail A Shares and Trust Shares -- in the Corporate Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund (each a "Fund" and collectively, the "Bond Funds").

          MONEY MARKET FUNDS

          Galaxy shall offer (a) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the Money Market Fund, (b) two classes of shares -- Retail A Shares and Trust Shares -- in the Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, and (c) two classes of shares -- Retail A Shares and Prime Shares -- in the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (each a "Fund" and collectively, the "Money Market Funds").

          In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Retail A Shares, the Retail B Shares, the A Prime Shares, the B Prime Shares, the Prime Shares and/or the Trust Shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan, Distribution and Services Plan or Distribution Plan adopted for that class, (ii) transfer agency expenses, and (iii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent Trustees; (b) the fact that
(i) the Retail A Shares shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Shareholder Services Plan adopted for that class; (ii) the Retail B Shares shall vote separately on any matter submitted to holders of Retail B Shares that pertains to the Distribution and Services Plan adopted for that class; (iii) the A Prime Shares shall vote separately on any matter submitted to holders of A Prime Shares that pertains to the Distribution Plan adopted for that class; (iv) the B Prime Shares shall vote separately on any matter submitted to holders of B Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (v) the Prime
Shares shall vote separately on any matter submitted to holders of Prime
Shares that pertains to the Distribution and Services Plan adopted for that class; (vi) the Trust Shares shall vote separately on any matter submitted to holders of Trust Shares that pertains to the Shareholder Services Plan adopted for that class; and (vii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class; (c) the exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) the different shareholder services relating to a class of shares.

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B.   DISTRIBUTION ARRANGEMENTS, EXPENSES AND SALES CHARGES

          1.  EQUITY FUNDS

              RETAIL A SHARES

              Retail A Shares of the Equity Funds shall be offered to individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors") and shall be offered to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers
("Institutions") who purchase the shares on behalf of their customers ("Customers") who are the beneficial owners of the shares.

              Retail A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

              Retail A Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

              Retail A Shares of the Equity Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

              Galaxy shall initially limit the total fees payable by Retail A Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

              RETAIL B SHARES

              Retail B Shares of the Equity Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

              Retail B Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus for such Shares).

              Retail B Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class
(a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

              Galaxy shall initially limit the total fees payable by Retail B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

              Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

              Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

              A PRIME SHARES

              A Prime Shares of the Equity Funds shall be offered through selected broker-dealers to individual or institutional customers.

              A Prime Shares of the Equity Funds shall be subject to a front-end sales charge which shall not initially exceed 5.50% of the offering price of A Prime Shares of those Funds (subject to the reductions and exemptions described in the prospectus for such Shares). When the aggregate offering price of A Prime Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such A Prime Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such A Prime Shares are redeemed within one year of purchase.

              A Prime Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding A Prime Shares.

              B PRIME SHARES

              B Prime Shares of the Equity Funds shall be offered through selected broker-dealers to individual or institutional customers.

              B Prime Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus for such Shares).

              B Prime Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class
(a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding B Prime Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to B Prime Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' B Prime Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to B Prime Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' B Prime Shares.

              Galaxy shall initially limit the total fees payable by B Prime Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of B Prime Shares owned of record or beneficially by customers of Service Organizations.

              Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the NASD, such as responding to customer inquiries and providing information on their investments.

              Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of B Prime Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in B Prime Shares; (d) processing dividend payments; (e) providing subaccounting services for B Prime Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

              TRUST SHARES

              Trust Shares of the Equity Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund also shall be offered to clients, members and employees of Oechsle International Advisors, LLC, the sub-adviser to that Fund.

              Trust Shares of the Equity Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

     2.       BOND FUNDS

              RETAIL A SHARES

              Retail A Shares of the Bond Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Retail A Shares of the Corporate Bond Fund shall not initially be offered to investors.

              Retail A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

              Retail A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

              Retail A Shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

              Galaxy shall initially limit the total fees payable by Retail A Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

              RETAIL B SHARES

              Retail B Shares of the Bond Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

              Retail B Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus for such Shares).

              Retail B Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class
(a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

              Galaxy shall initially limit the total fees payable by Retail B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

              Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the NASD, such as responding to customer inquiries and providing information on their investments.

              Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing subaccounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

              A PRIME SHARES

              A Prime Shares of the Bond Funds shall be offered through selected broker-dealers to individual or institutional customers.

              A Prime Shares of the Bond Funds shall be subject to a front-end sales charge which shall not initially exceed 4.75% of the offering price of A Prime Shares of those Funds (subject to the reductions and exemptions described in the prospectus for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

              A Prime Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding A Prime Shares.

              B PRIME SHARES

              B Prime Shares of the Bond Funds shall be offered through selected broker-dealers to individual or institutional customers.

              B Prime Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed

5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus for such Shares).

              B Prime Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding B Prime Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to B Prime Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' B Prime Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to B Prime Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' B Prime Shares.

              Galaxy shall initially limit the total fees payable by B Prime Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of B Prime Shares owned of record or beneficially by customers of Service Organizations.

              Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the NASD, such as responding to customer inquiries and providing information on their investments.

              Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of B Prime Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in B Prime Shares; (d) processing dividend payments; (e) providing subaccounting services for B Prime Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

              TRUST SHARES

              Trust Shares of the Bond Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc. and, with respect to each Bond Fund other than the tax-exempt Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund shall also be offered to Direct Investors and to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Trust Shares of the Rhode Island Municipal Bond Fund shall not initially be offered to investors.

              Trust Shares of the Bond Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

      3.      MONEY MARKET FUNDS

              RETAIL A SHARES

              Retail A Shares of the Money Market Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers.

              Retail A Shares of the Money Market Funds shall not be subject to a sales charge.

              Retail A Shares of the Money Market Funds shall be subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of the Retail A Shares beneficially owned by Customers of Institutions.

              Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing customers with information as to their position in shares; (d) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and
(e) providing periodic mailings to Customers.

              Galaxy shall initially limit the shareholder servicing fee payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

              RETAIL B SHARES

              Retail B Shares of the Money Market Fund shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

              Retail B Shares of the Money Market Fund, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus for such Shares).

              Retail B Shares of the Money Market Fund shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Money Market Fund's outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

              Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Rules of Fair Practice of the NASD, such as responding to customer inquiries and providing information on their investments.

              Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

              PRIME SHARES

              Prime Shares of the Money Market Funds shall be offered through selected broker-dealers to individual or institutional customers.

              Prime Shares of the Money Market Funds shall not be subject to a sales charge.

              Prime shares of the Money Market Funds will be subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Prime Shares, and (b) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime Shares.

              Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Prime Shares; (c) arranging for bank wires;
(d) responding to routine inquiries from beneficial owners concerning their investments in Prime Shares; (e) providing subaccounting services for Prime Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

              TRUST SHARES

              Trust Shares of the Money Market Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of Fleet Financial Group, Inc., and with respect to each Money Market Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.

              Trust Shares of the Money Market Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

C.       EXCHANGE PRIVILEGES

              RETAIL A SHARES

              Holders of Retail A Shares generally shall be permitted to exchange their Retail A Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliates in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Fund that imposes a sales charge. Galaxy shall not initially charge any exchange fee.

              RETAIL B SHARES

              Holders of Retail B Shares generally shall be permitted to exchange their Retail B Shares in a Fund for Retail B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

              A PRIME SHARES

              Holders of A Prime Shares generally shall be permitted to exchange their A Prime Shares in a Fund for A Prime Shares of other Funds of Galaxy. No additional sales charge will be incurred when exchanging A Prime Shares of a Fund for A Prime Shares of another Fund. Galaxy shall not initially charge any exchange fee.

              B PRIME SHARES

              Holders of B Prime Shares generally shall be permitted to exchange their B Prime Shares in a Fund for B Prime Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

              PRIME SHARES

              Galaxy shall not initially offer an exchange privilege to holders of Prime Shares.

              TRUST SHARES

              Galaxy shall not initially offer an exchange privilege to holders of Trust Shares.

D.       CONVERSION FEATURES

              RETAIL A SHARES

              Galaxy shall not initially offer a conversion feature to holders of Retail A Shares.

              RETAIL B SHARES

              Retail B Shares acquired by purchase generally shall convert automatically to Retail A Shares, based on relative net asset value, six years after the beginning of the calendar month in which the Shares were purchased.

              Retail B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail A Shares, based on relative net asset value, at the earlier of (a) six years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions.

              A PRIME SHARES

              Galaxy shall not initially offer a conversion feature to holders of A Prime Shares.

              B PRIME SHARES

              B Prime Shares acquired by purchase generally shall convert automatically to A Prime Shares, based on relative net asset value, eight years after the beginning of the calendar month in which the Shares were purchased.

              B Prime Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to A Prime Shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased B Prime Shares that were not acquired through reinvestment of dividends or distributions.

              PRIME SHARES

              Galaxy shall not initially offer a conversion feature to holders of Prime Shares.

              TRUST SHARES

              Galaxy shall not initially offer a conversion feature to holders of Trust Shares.

E.       SHAREHOLDER SERVICES

              1.   RETIREMENT PLANS

                   RETAIL A SHARES AND RETAIL B SHARES

                   Galaxy shall initially make Retail A Shares and Retail B Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with the following tax-deferred prototype retirement plans: individual retirement accounts, simplified employee pension plans, multi-employee retirement plans and Keogh plans.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall not initially make A Prime Shares, B Prime Shares, Prime Shares or Trust Shares of the Funds available for purchase in connection with any retirement plans.

              2.   CHECKWRITING PRIVILEGE

                   RETAIL A SHARES AND RETAIL B SHARES - MONEY MARKET FUNDS

                   Galaxy shall initially offer a checkwriting privilege to holders of Retail A Shares and/or Retail B Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by Galaxy.

                   RETAIL A SHARES AND RETAIL B SHARES - EQUITY FUNDS AND BOND FUNDS

                   Galaxy shall not initially offer a checkwriting privilege to holders of Retail A Shares or Retail B Shares of the Equity or Bond Funds.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall not initially offer a checkwriting privilege to holders of A Prime Shares, B Prime Shares, Prime Shares or Trust Shares.

              3.   AUTOMATIC INVESTMENT PROGRAM

                   RETAIL A SHARES AND RETAIL B SHARES

                   Direct Investors shall initially be offered an automatic investment program whereby a Direct Investor generally may purchase Retail A Shares and/or Retail B Shares of a Fund on a monthly or quarterly basis by having a specific amount of money debited from his/her account at a financial institution.

                   Galaxy shall not initially offer an automatic investment program to Customers of Institutions.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall not initially offer an automatic investment program to holders of A Prime Shares, B Prime Shares, Prime Shares or
Trust Shares.

              4.   SYSTEMATIC WITHDRAWAL PLAN

                   RETAIL A SHARES AND RETAIL B SHARES

                   Direct Investors shall initially be offered a systematic withdrawal plan which, in general, shall permit a Direct Investor to automatically redeem Retail A Shares and/or Retail B Shares on a monthly, quarterly, semi-annual or annual basis.

                   Galaxy shall not initially offer a systematic withdrawal plan to Customers of Institutions.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall not initially offer a systematic withdrawal plan to holders of A Prime Shares, B Prime Shares, Prime Shares or Trust
Shares.

              5.   COLLEGE INVESTMENT PROGRAM

                   RETAIL A SHARES AND RETAIL B SHARES

                   Direct Investors shall initially be offered a college investment program whereby a Direct Investor may purchase Retail A Shares and/or Retail B Shares of a Fund as a means to finance a college savings plan.

                   Galaxy shall not initially offer a college investment program to Customers of Institutions.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall not initially offer a college investment program to holders of A Prime Shares, B Prime Shares, Prime Shares or Trust
Shares.

              6.   DIRECT DEPOSIT PROGRAM

                   RETAIL A SHARES AND RETAIL B SHARES

                   Direct Investors receiving social security benefits shall initially be eligible for a direct deposit program whereby a Direct Investor generally may purchase Retail A Shares and/or Retail B Shares of a Fund by having social security payments automatically deposited into his or her Fund account.

                   Galaxy shall not initially offer a direct deposit program to Customers of Institutions.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall not initially offer a direct deposit program to holders of A Prime Shares, B Prime Shares, Prime Shares or Trust Shares.

              7.   INFORMATION SERVICES

                   RETAIL A SHARES AND RETAIL B SHARES

                   Holders of Retail A Shares and Retail B Shares shall initially be able to obtain Fund performance and investment information 24 hours a day, 7 days a week by telephoning the Galaxy Information Center - 24 Hour Information Service.

                   Galaxy shall initially offer Direct Investors a Voice Response System which, in general, will provide a Direct Investor with automated telephone access to Fund and account information and the ability to make telephone exchanges and redemptions. Galaxy shall not initially offer Customers of Institutions a voice response system.

                   Galaxy shall initially offer Direct Investors a Galaxy Shareholder Services telephone number which, in general, will provide a Direct Investor with account information and recent exchange transaction information. Galaxy shall not initially offer Customers of Institutions a shareholder services telephone number.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall initially offer holders of A Prime Shares, B Prime Shares, Prime Shares and Trust Shares a telephone number to call for applications and information concerning initial purchases and current performance and a telephone number to call for additional purchases, redemptions, exchanges and other shareholder services.

                   Galaxy shall initially offer holders of Trust Shares in the Corporate Bond Fund the information services described for Retail Shares.

              8.   PAYROLL DEDUCTION PROGRAM

                   RETAIL A SHARES AND RETAIL B SHARES

                   Direct Investors shall initially be offered a payroll deduction program whereby a Direct Investor may purchase Retail A Shares and/or Retail B Shares of a Fund each pay period by having a specific amount of money debited from his/her paycheck.

                   Galaxy shall not initially offer a payroll deduction program to Customers of Institutions.

                   A PRIME SHARES, B PRIME SHARES, PRIME SHARES AND TRUST SHARES

                   Galaxy shall not initially offer a payroll deduction program to holders of A Prime Shares, B Prime Shares, Prime Shares or Trust
Shares.

F.       METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

                   Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.